Exhibit 99.2
First Quarter 2007 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
March 31, 2007

-TOC-

Quarterly Supplemental Disclosure
March 31, 2007
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning, developing and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass
Chief Financial Officer
(301) 986-9200
bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
March 31, 2007
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, in thousands)
(percentages are representative of total revenues)

	Three Months Ended
	March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006
OPERATING REVENUES
Rental	$24,920	83.1%	$23,256	83.6%	$22,865	84.3%	$21,093	83.6%	$20,319	83.4%
Tenant reimbursements and other	5,056	16.9%	4,552	16.4%	4,264	15.7%	4,131	16.4%	4,055	16.6%

	29,976	100.0%	27,808	100.0%	27,129	100.0%	25,224	100.0%	24,374	100.0%

PROPERTY EXPENSES
Property operating	6,558	21.9%	5,541	19.9%	5,536	20.4%	4,413	17.5%	4,702	19.3%
Real estate taxes and insurance	2,634	8.8%	2,448	8.8%	2,257	8.3%	2,149	8.5%	2,172	8.9%

NET OPERATING INCOME	$20,784	69.3%	$19,819	71.3%	$19,336	71.3%	$18,662	74.0%	$17,500	71.8%

OTHER INCOME (EXPENSE)
General and administrative	(2,966)	9.9%	(2,332)	8.4%	(2,436)	9.0%	(2,530)	10.0%	(2,534)	10.4%
Interest and other income	194	0.6%	289	1.0%	175	0.6%	165	0.7%	403	1.7%

EBITDA	18,012	60.1%	17,776	63.9%	17,075	62.9%	16,297	64.6%	15,369	63.1%

Depreciation and amortization	(9,948)		(9,542)		(9,174)		(7,957)		(7,863)
Interest expense	(8,289)		(7,502)		(7,155)		(7,253)		(6,590)
Loss on interest-rate lock agreement	—		—		—		(671)		—
Loss on early retirement of debt	—		—		—		(121)		—

Income (loss) from continuing operations before minority interests	(225)		732		746		295		916
Minority interests	5		(28)		(28)		(15)		(52)

Income (loss) from continuing operations	(220)		704		718		280		864

DISCONTINUED OPERATIONS
Income from operations of disposed property	—		—		—		116		259
Gain on sale of disposed property	—		—		—		7,475		—

Minority interests in discontinued operations	—		—		—		(370)		(15)

Income from discontinued operations	—		—		—		7,221		244

NET INCOME (LOSS)	$(220)		$704		$718		$7,501		$1,108

Quarterly Supplemental Disclosure
March 31, 2007
FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
FUNDS FROM OPERATIONS (“FFO”)
Net income (loss)	$(220)	$704	$718	$7,501	$1,108
Add back:
Depreciation & amortization of real estate assets[1]	9,948	9,542	9,174	7,957	7,863
Depreciation & amortization related to discontinued operations	—	—	—	—	3
Minority interest	(5)	28	28	385	67
Deduct:
Gain on sale of asset	—	—	—	(7,475)	—

FFO	$9,723	$10,274	$9,920	$8,368	$9,041
Charges:
Accelerated restricted share charges	—	—	246	178	—
Debt retirement charges	—	—	—	121	—
Loss on interest-rate lock agreement	—	—	—	671	—

FFO before charges	$9,723	$10,274	$10,166	$9,338	$9,041

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO before charges	$9,723	$10,274	$10,166	$9,338	$9,041
Non-cash stock-based compensation	314	293	338	123	460
Straight-line rent, net[2]	(263)	(213)	(283)	(398)	(328)
Deferred market rent	(434)	(446)	(676)	(486)	(546)
Non real-estate depreciation[1]	198	142	107	108	57
Debt fair value amortization	(755)	(798)	(760)	(677)	(652)
Amortization of finance costs	260	257	203	244	209
Amortization of discounts	141	47	—	—	—
Tenant improvements[3]	(732)	(636)	(202)	(324)	(379)
Leasing commissions[3]	(859)	(353)	(290)	(392)	(337)
Capital expenditures[3]	(620)	(1,073)	(901)	(655)	(552)

AFFO	$6,973	$7,494	$7,702	$6,881	$6,973

Total weighted average shares and OP units
Basic	24,847	24,947	24,163	21,451	21,440

Diluted	25,093	25,207	24,446	21,661	21,675

FFO per share:
FFO per share and unit — basic and diluted	$0.39	$0.41	$0.41	$0.39	$0.42

FFO per share and unit — diluted before charges	$0.39	$0.41	$0.42	$0.43	$0.42

FPO per share and unit — diluted before charges, plus gain on sale	$0.39	$0.41	$0.42	$0.78	$0.42

AFFO per share:
AFFO per share and unit — basic	$0.28	$0.30	$0.32	$0.32	$0.33

AFFO per share and unit — diluted	$0.28	$0.30	$0.32	$0.32	$0.32

[1]	Non-real estate depreciation is classified in general and administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]	The following first-generation and development costs have been excluded from the calculation of AFFO:

Tenant improvements	$528	$639	$100	$625	$97
Leasing commissions	137	127	156	131	63
Capital expenditures	1,140	1,072	2,134	208	348
Development	2,766	2,866	1,633	392	138

	$4,571	$4,704	$4,023	$1,356	$646

Quarterly Supplemental Disclosure
March 31, 2007
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended March 31,
	2007	2006
Total base rent	$19,357	$19,228
Tenant reimbursement	3,949	3,718
Other	(69)	163
Property operating expenses	(5,299)	(4,552)
Real estate taxes and insurance	(1,981)	(2,041)

Same-property[1] NOI — accrual basis	15,957	16,516

Straight-line revenue, net	(128)	(290)
Deferred market rental revenue	(326)	(505)

Same-property NOI — cash basis	$15,503	$15,721

Change in same-property NOI — accrual basis	-3.4%
Change in same-property NOI — cash basis	-1.4%

Components of Same Property NOI Change — accrual basis
Rental revenue increase	$324
Tenant reimbursement	231
Other decrease	(232)
Occupancy decrease	(195)
Expense increase	(687)

	$(559)

Same property percentage of total portfolio (sf)	75.0%	90.0%

Analysis of Same Property NOI:
Total revenue	$29,976	$24,374
Property operating expenses	6,558	4,702
Real estate taxes and insurance	2,634	2,172

NOI	20,784	17,500

Less: Non-same property NOI	(4,827)	(984)

Same-property[1] NOI — accrual basis	15,957	16,516

Straight-line revenue, net	(128)	(290)
Deferred market rental revenue	(326)	(505)

Same-property NOI — cash basis	$15,503	$15,721

Change in same-property NOI — accrual basis	-3.4%
Change in same-property NOI — cash basis	-1.4%

[1]	Same-property comparisons are based upon those properties owned for the entirety of the quarterly periods presented. Same property results exclude the results of the following non-same properties: 6600 Business Parkway, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, 1408 Stephanie Way, Airpark Business Center, Chesterfield Business Center, Hanover Business Center, Gateway 270 West, Davis Drive, Indian Creek Court, Gateway II, Owings Mill Commerce Center, Park Central, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen and Ammendale Commerce Center.

Quarterly Supplemental Disclosure
March 31, 2007
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2007	December 31, 2006
	(unaudited)
Assets

Rental property, net	$931,074	$884,882
Cash and cash equivalents	5,412	41,367
Escrows and reserves	12,576	11,139
Accounts and other receivables, net	4,013	4,212
Accrued straight-line rents, net	5,450	4,973
Deferred costs, net	9,527	9,006
Prepaid expenses and other assets	6,771	6,191
Intangible assets, net	33,527	32,797

Total assets	$1,008,350	$994,567

Liabilities

Mortgage loans	$389,336	$391,393
Exchangeable senior notes, net of discount	122,375	122,234
Senior notes	75,000	75,000
Unsecured revolving credit facility	27,000	—
Accounts payable and accrued expenses	7,882	8,898
Accrued interest	5,020	2,420
Rents received in advance	3,801	3,196
Tenant security deposits	5,238	4,965
Deferred market rent	8,645	8,883

Total liabilities	644,297	616,989

Minority interest	11,028	13,992

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized; 24,127,824 and 24,126,886 shares issued and outstanding, respectively	24	24
Additional paid-in capital	428,132	430,271
Dividends in excess of accumulated earnings	(75,131)	(66,709)

Total shareholders’ equity	353,025	363,586

Total liabilities and shareholders’ equity	$1,008,350	$994,567

Quarterly Supplemental Disclosure
March 31, 2007
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	24,128
Operating Partnership (“OP”) units held by third parties	763

Total common shares and OP units	24,891

Market price at March 31, 2007	$28.57

Total equity capitalization	$711,136	53.7%

Debt capitalization
Fixed-rate debt	$586,711	44.3%
Floating-rate debt	27,000	2.0%

Total debt capitalization	$613,711	46.3%

Total market capitalization	$1,324,847	100.0%

Quarterly Supplemental Disclosure
March 31, 2007
SELECTED OPERATING RATIOS
(unaudited, in thousands)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
COVERAGE RATIO

Interest Coverage Ratio
EBITDA	$18,012	$17,776	$17,075	$16,297	$15,369
Divided by Interest Expense	8,289	7,502	7,155	7,253	6,590

	2.17x	2.37x	2.39x	2.25x	2.33x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,966	$2,332	$2,436	$2,530	$2,534
Real Estate Revenues	29,976	27,808	27,129	25,224	24,374

	9.9%	8.4%	9.0%	10.0%	10.4%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$613,711	$588,627	$493,750	$509,390	$485,651
Total Market Capitalization	1,324,847	1,318,356	1,250,701	1,152,079	1,092,772

	46.3%	44.6%	39.5%	44.2%	44.4%

Quarterly Supplemental Disclosure
March 31, 2007
DEBT ANALYSIS
(unaudited, in thousands)

		Principal		Effective
	Effective	Balance March	Annualized	Maturity	Balance at
Encumbered Properties	Interest Rate	31, 2007	Debt Service	Date	Maturity
Fixed Rate Debt

Herndon Corporate Center[1]	5.66%	$8,626	$603	4/1/2008	$8,549
Norfolk Commerce Park II1	5.28%	7,389	648	8/7/2008	7,034

Deer Park Center[1]
6900 English Muffin Way[1]
Gateway Center[1]
Gateway West[1]
4451 Georgia Pacific[1]
20270 Goldenrod Lane[1]
15 Worman’s Mills Court[1]
Girard Business Center[1]	5.54%	75,279	6,434	9/11/2008	71,825
Girard Place[1]
Old Courthouse Square[1]
Patrick Center[1]
7561 Lindbergh Drive[1]
West Park[1]
Woodlands Business Center[1]

Glenn Dale Business Center[1]	5.13%	8,743	780	5/1/2009	8,033
4200 Tech Court	8.07%	1,769	168	10/1/2009	1,705
Park Central I1	5.66%	5,160	519	11/1/2009	4,523
4212 Tech Court	8.53%	1,725	169	6/1/2010	1,654
Park Central II1	5.66%	6,406	638	11/1/2010	5,289
Enterprise Center[1]	5.20%	19,250	1,647	12/1/2010	16,712
Indian Creek Court[1]	5.90%	13,468	1,162	1/1/2011	11,982
403 and 405 Glenn Drive[1]	5.50%	8,975	746	7/1/2011	7,807
4612 Navistar Drive[1]	5.20%	13,877	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	25,422	2,028	2/11/2012	21,581
1434 Crossways Boulevard Building II1	5.38%	10,774	826	8/5/2012	8,866
Crossways Commerce Center	6.70%	25,636	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,171	1,316	10/1/2012	14,706
Prosperity Business Center[1]	5.75%	3,940	332	1/1/2013	3,242
Aquia Commerce Center I1	7.28%	805	165	2/1/2013	42
1434 Crossways Boulevard Building I1	5.38%	9,166	665	3/5/2013	7,597
Linden Business Center[1]	5.58%	7,611	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,807	425	3/1/2014	5,066

Plaza 500
Van Buren Business Park
Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	100,000
Greenbrier Technology Center II
Norfolk Business Center
Alexandria Corporate Park

Hanover Business Center
Hanover Building D1	6.63%	1,032	161	8/1/2015	13
Hanover Building B1	8.00%	1,923	154	6/15/2016	1,911
Hanover Building C1	6.63%	1,430	161	12/1/2017	13
Chesterfield Business Center
Chesterfield Buildings C, D, G and H1	6.63%	2,681	414	8/1/2015	34
Chesterfield Buildings A, B, E and F1	6.63%	2,924	318	6/1/2021	26
Gateway Centre (Building I)[1]	5.88%	1,752	239	11/1/2016	—
Airpark Business Center[1]	6.63%	1,595	173	6/1/2021	14

		$389,336	$29,858		$350,054

Convertible Debt
Exchangeable Senior Notes[2]	4.45%	$122,375	$5,000	12/15/2011	$125,000

Senior Unsecured Debt
Series A Notes	6.41%	$37,500	$2,404	6/15/2013	$37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$586,711	$39,718		$550,054

Quarterly Supplemental Disclosure
March 31, 2007
DEBT ANALYSIS CONTINUED
(unaudited, in thousands)

		Principal		Effective
	Effective	Balance March	Annualized	Maturity	Balance at
	Interest Rate	31, 2007	Debt Service	Date[3]	Maturity
Floating Rate Debt

Credit Facility[4]	LIBOR + 1.20%	27,000	1,760	4/26/2009	27,000

Total at March 31, 2007		$613,711	$41,478		$577,054

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at March 31, 2007 and actual interest rates are:

		Contractual
Property	Fair Value	Interest Rate
Herndon Corporate Center	$(59)	5.11%
Deer Park through Woodlands Business Center	1,286	6.71%
Norfolk Commerce Park II	149	6.90%
4612 Navistar Drive	1,126	7.48%
Campus at Metro Park North	1,902	7.11%
Enterprise Center	1,643	8.03%
Glenn Dale Business Center	441	7.83%
Gateway Centre (Building I)	101	7.35%
1434 Crossways Boulevard Building I	630	6.25%
1434 Crossways Boulevard Building II	1,014	7.05%
403 and 405 Glenn Drive	650	7.60%
Linden Business Center	169	6.01%
Owings Mills Business Center	32	5.85%
Prosperity Business Center	72	6.25%
Airpark Business Center	76	7.45%
Hanover Building B	(1)	4.00%
Hanover Building C	80	7.88%
Hanover Building D	83	8.88%
Chesterfield Buildings A, B, E and F	138	7.45%
Chesterfield Buildings C, D, G and H	182	8.50%
Indian Creek Court	799	7.80%
Park Central I	262	8.00%
Park Central II	494	8.32%

Total fair value impact	$11,269

     The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

[2]	The notes were issued on December 11, 2006 at a $2.8 million discount.

[3]	On April 4, 2007, the Company entered into a first amendment to its unsecured revolving credit facility, which extends the maturity of the facility by one year to April 26, 2010.

[4]	As of March 31, 2007, the borrowing base for the unsecured revolving credit facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Gateway West II, Crossways II, Windsor at Battlefield, Reston Business Campus, 1400 Cavalier Boulevard, Gateway Centre (Building II), 2000 Gateway Boulevard, Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Davis Drive, Gateway 270 West and Interstate Plaza.

Quarterly Supplemental Disclosure
March 31, 2007
DEBT MATURITY SCHEDULE

[1]	On April 4, 2007, the Company extended the maturity of its Floating Rate Debt to April 26, 2010.

Quarterly Supplemental Disclosure
March 31, 2007
DESCRIPTION OF PROPERTIES

					Annualized	Leased at	Occupied
			Year of	Square	Cash Basis	March	at March
Property	Property Type[1,2]	Location	Acquisition	Footage	Rent[3]	31, 2007	31, 2007
Plaza 500	MTI	Alexandria, VA	1997	507,602	$5,387,025	98.5%	98.5%
Van Buren Business Park	Flex	Herndon, VA	1997	109,310	1,509,397	90.2%	90.2%
13129 Airpark Road	MTI	Culpeper, VA	1997	149,795	820,436	100.0%	75.9%
4200 & 4212 Tech Court	Flex	Chantilly, VA	1998	64,064	469,512	77.0%	77.0%
Newington Business Park Center	MTI	Lorton, VA	1999	254,242	2,299,637	91.1%	91.1%
Crossways Commerce Center I	MTI	Chesapeake, VA	1999	348,615	1,883,080	95.5%	95.5%
Crossways Commerce Center ll	Flex	Chesapeake, VA	1999	147,736	1,522,206	100.0%	100.0%
Coast Guard Building	Flex	Chesapeake, VA	1999	61,992	765,339	100.0%	100.0%
Snowden Center	Flex	Columbia, MD	2002	140,186	1,883,899	89.8%	89.8%
Rumsey Center	Flex	Columbia, MD	2002	134,356	1,254,811	83.6%	83.6%
Greenbrier Technology Center II	Flex	Chesapeake, VA	2002	79,684	667,671	99.0%	99.0%
Norfolk Business Center	Flex	Norfolk, VA	2002	90,682	807,178	97.6%	97.6%
Virginia Center	Flex	Glen Allen, VA	2003	118,884	1,315,195	95.9%	92.6%
Interstate Plaza	STI	Alexandria, VA	2003	107,320	1,025,714	100.0%	100.0%
Alexandria Corporate Park	MTI	Alexandria, VA	2003	278,130	3,889,560	84.2%	84.2%
Herndon Corporate Center	Flex	Herndon, VA	2004	127,088	2,173,139	98.6%	98.6%
Aquia Commerce Center I & II	Flex	Stafford, VA	2004	64,488	879,439	100.0%	100.0%
Deer Park	Flex	Randallstown, MD	2004	171,140	1,063,295	79.3%	79.3%
Gateway Center	Flex	Gaithersburg, MD	2004	44,307	618,002	100.0%	100.0%
Gateway West I & II	Flex	Westminster, MD	2004	110,107	944,982	79.7%	79.7%
Girard Business Center	Flex	Gaithersburg, MD	2004	123,900	825,456	66.1%	66.1%
Girard Place	Flex	Gaithersburg, MD	2004	175,217	1,463,876	100.0%	100.0%
15 Worman’s Mill Court	Flex	Frederick, MD	2004	39,966	378,047	100.0%	100.0%
20270 Goldenrod Lane	Flex	Germantown, MD	2004	24,468	272,697	96.1%	96.1%
6900 English Muffin Way	MTI	Frederick, MD	2004	165,690	1,163,845	100.0%	100.0%
4451 Georgia Pacific Boulevard	MTI	Frederick, MD	2004	169,750	1,184,943	100.0%	100.0%
7561 Lindbergh Drive	STI	Gaithersburg, MD	2004	36,000	309,450	100.0%	100.0%
Patrick Center	Office	Frederick, MD	2004	66,659	1,098,906	90.8%	87.0%
West Park	Office	Frederick, MD	2004	28,950	296,913	87.9%	87.9%
Woodlands Business Center	Office	Largo, MD	2004	37,940	405,120	79.7%	79.7%
Old Courthouse Square	Retail	Martinsburg, WV	2004	201,350	1,227,074	96.6%	96.6%
Airpark Place	Flex	Gaithersburg, MD	2004	82,178	787,071	75.1%	75.1%
15395 John Marshall Highway	STI	Haymarket, VA	2004	123,777	1,182,070	100.0%	100.0%
Norfolk Commerce Park II	Flex	Norfolk, VA	2004	128,147	978,935	74.2%	74.2%
Crossways II	Flex	Chesapeake, VA	2004	85,004	995,696	100.0%	100.0%
Windsor at Battlefield	Flex	Manassas, VA	2004	154,226	1,519,398	83.1%	83.1%
Campus at Metro Park North	Flex	Rockville, MD	2004	190,238	3,804,993	100.0%	100.0%
4612 Navistar Drive	STI	Frederick, MD	2004	215,085	1,816,655	100.0%	100.0%
Reston Business Campus	Flex	Reston, VA	2005	82,469	1,091,922	94.0%	92.2%
Enterprise Center	Flex	Chantilly, VA	2005	188,941	2,561,318	81.9%	81.9%
1400 Cavalier Boulevard	MTI	Chesapeake, VA	2005	299,963	1,219,029	100.0%	100.0%
Glenn Dale Business Center	MTI	Glenn Dale, MD	2005	315,191	1,753,479	99.2%	99.2%
Gateway Centre	MTI	Manassas, VA	2005	99,607	910,930	86.1%	86.1%
1434 Crossways Boulevard	Office	Chesapeake, VA	2005	220,501	2,576,291	100.0%	100.0%
Enterprise Parkway[4]	Flex	Hampton, VA	2005	421,100	512,414	10.0%	0.5%
403/405 Glenn Drive	MTI	Sterling, VA	2005	197,201	1,159,567	80.9%	80.9%
Diamond Hill Distribution Center	MTI	Chesapeake, VA	2005	712,550	3,076,358	99.8%	99.8%
Linden Business Center	Office	Manassas, VA	2005	108,237	1,257,933	81.8%	81.8%
Owings Mills Business Center	Office	Owings Mills, MD	2005	87,148	937,519	97.6%	97.6%
Prosperity Business Center	Flex	Merrifield, VA	2005	71,572	742,820	92.5%	92.5%
1000 Lucas Way	Office	Hampton, VA	2005	182,175	1,111,025	91.5%	91.5%
River’s Bend Center	MTI	Chester, VA	2006	492,200	2,945,150	93.2%	84.0%
Northridge I, II	MTI	Ashland, VA	2006	140,390	768,450	100.0%	100.0%
Crossways I	Flex	Chesapeake, VA	2006	143,398	1,526,322	85.1%	85.1%
Sterling Park Business Center	Flex	Sterling, VA	2006	127,859	1,513,828	96.9%	83.2%
1408 Stephanie Way	Flex	Chesapeake, VA	2006	51,209	314,080	64.6%	64.6%
Airpark Business Center	Flex	Richmond, VA	2006	42,142	270,566	83.6%	62.4%
Chesterfield Business Center	Flex	Richmond, VA	2006	189,871	1,234,758	99.3%	95.2%
Hanover Business Center	Flex	Ashland, VA	2006	183,069	1,084,753	97.5%	97.5%
Gateway 270 West	Flex	Clarksburg, MD	2006	255,460	1,947,570	59.9%	57.0%
Davis Drive	Flex	Sterling, VA	2006	52,581	312,200	70.7%	70.7%
Indian Creek Court	MTI	Beltsville, MD	2006	185,496	1,866,791	84.2%	84.2%
Gateway II	Flex	Norfolk, VA	2006	42,429	288,976	85.9%	85.9%
Owings Mills Commerce Center	Flex	Owings Mills, MD	2006	132,765	1,081,562	82.9%	82.9%
Park Central	Flex	Richmond, VA	2006	204,280	1,710,310	78.1%	78.1%

		Subtotal		10,388,077	$86,666,583	88.5%	86.9%

[1]	MTI = Multi-tenant industrial

[2]	STI = Single-tenant industrial

[3]	Annualized cash rents have been normalized to reflect triple-net equivalent.

[4]	Formerly 2000 Gateway Boulevard

Quarterly Supplemental Disclosure
March 31, 2007
DESCRIPTION OF PROPERTIES CONTINUED

					Annualized	Leased at	Occupied
			Year of	Square	Cash Basis	March 31,	at March
Property	Property Type	Location	Acquisition	Footage	Rent[1]	2007	31, 2007
1Q 2007 Acquisitions

Greenbrier Circle Corporate Center	Flex	Chesapeake, VA	2007	229,163	$2,298,157	95.7%	95.7%
Greenbrier Technology Center I	Flex	Chesapeake, VA	2007	95,843	836,124	82.6%	82.6%
Pine Glen	Flex	Richmond, VA	2007	86,720	442,637	100.0%	100.0%
Ammendale Commerce Center[2]	Flex	Beltsville, MD	2007	53,611	457,412	100.0%	100.0%

				465,337	$4,034,330	94.3%	94.3%

			Total	10,853,414	$90,700,913	88.8%	87.2%

Estimated Occupancy Schedule

Estimated Move-In	Square Footage	Annualized Rent
2007-Q2[3]	233,848	$2,291,842
2007-Q3	49,345	682,228

Total	283,193	$2,974,070

[1]	Annualized cash rents have been normalized to reflect triple-net equivalent.

[2]	Excludes a vacant building, which was taken out of service upon acquisition. The 75,747 square-foot building is curently being re-developed.

[3]	Includes 15395 John Marshall Highway expansion.

Quarterly Supplemental Disclosure
March 31, 2007
LAND AND PROPERTIES AVAILABLE FOR DEVELOPMENT OR REDEVELOPMENT

	Developable	Square Feet
	Building	Under Development
	Square Feet	/Redevelopment

Sterling Park Business Center	400,000	100,000
Glenn Dale Business Center	200,000	—
Plaza 500	200,000	—
1400 Cavalier Boulevard	96,000	96,000
4612 Navistar Drive	50,000	—
Linden Business Center	30,000	—
15395 John Marshall Highway[1]	112,000	112,000
Crossways Commerce Center I	30,000	30,000
Snowden Center	4,500	4,500
Ammendale Business Center[2]	76,000	76,000

	1,198,500	418,500

[1]	The addition was completed and placed in service on 04/01/07.

[2]	Redevelopment of existing structure.

Quarterly Supplemental Disclosure
March 31, 2007
TOP TEN TENANTS

					Percentage
					of Total	Weighted
					Annualized	Average
			Total		Rental	Remaining
		Number	Leased	Total Annualized	Revenue -	Lease
Ranking	Tenant	of Leases	Square Feet	Rental Revenue [1]	Cash Basis	Years
1	U.S. Government	28	731,055	$7,909,507	8.7%	3.5
2	EDS	2	220,501	2,576,291	2.8%	4.2
3	FKI Logistex	1	215,085	1,816,655	2.0%	9.5
4	Sentara Healthcare	5	145,019	1,352,162	1.5%	6.0
5	Verizon Virginia, Inc	6	92,829	1,301,762	1.4%	5.3
6	Lockheed Martin Corporation	6	107,562	1,299,143	1.4%	4.8
7	TDS Logistics, Inc	3	248,050	1,265,238	1.4%	1.1
8	First Data Corporation	1	117,336	1,238,622	1.4%	1.7
9	CACI	6	76,472	1,205,142	1.3%	3.8
10	Engineering Solutions	1	123,777	1,182,070	1.3%	5.5

	Subtotal Top 10 Tenants	59	2,077,686	21,146,592	23.2%	4.3
	All Remaining Tenants	724	7,557,346	69,554,321	76.8%	3.5

	Total / Weighted Average	783	9,635,032	$90,700,913	100.0%	3.5

[1]	Annualized rental revenue is based on triple-net equivalent rental revenue as of March 31, 2007.
Tenant NAICS Classification by Total Annualized Rental Revenue

Quarterly Supplemental Disclosure
March 31, 2007
LEASE EXPIRATIONS

		Gross Leased Area		Annualized Cash Rental Revenue
						Average
	Number of					Base
	Leases	Square	Percent		Percent of	Rent[1]
Year of Lease Expiration	Expiring	Footage	of Total	Amount	Total	per Sq. Ft.
MTM	12	59,461	0.6%	$565,224	0.6%	$9.51
2007	128	1,249,677	13.0%	11,181,944	12.3%	8.95
2008	144	1,450,556	15.1%	13,232,183	14.6%	9.12
2009	150	1,700,103	17.6%	15,168,242	16.7%	8.92
2010	114	1,326,372	13.8%	13,351,489	14.7%	10.07
2011	115	2,043,595	21.2%	17,290,738	19.1%	8.46
2012	47	588,372	6.1%	6,081,581	6.7%	10.34
Thereafter	73	1,216,896	12.6%	13,829,512	15.3%	11.36

Total	783	9,635,032	100.0%	$90,700,913	100.0%	$9.41

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2007
LEASE EXPIRATIONS — CURRENT AND NEXT FOUR QUARTERS

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average Base
	Leases		Percent of		Percent of	Rent[1,2] per
Quarter of Lease Expiration	Expiring	Square Footage	Total	Amount	Total	Sq. Ft.
2007 - Q1	4	25,369	1.7%	$547,054	3.8%	$21.56
2007 - Q2	41	357,003	23.7%	3,140,993	21.9%	8.80
2007 - Q3	33	320,353	21.3%	2,667,840	18.6%	8.33
2007 - Q4	50	546,952	36.3%	4,826,057	33.7%	8.82
2008 - Q1	32	255,865	17.0%	3,149,198	22.0%	12.31

Total	160	1,505,542	100.0%	$14,331,142	100.0%	$9.52

[1]	Triple-net equivalent.

[2]	2007-Q1 average rent per square foot included tenant holdover rate at 150%.

Quarterly Supplemental Disclosure
March 31, 2007
LEASING HISTORY BY ACQUISITION QUARTER1

	Quarter Ending
	3/31/04	6/30/04	9/30/04	12/31/04	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07

IPO	93.7%	92.7%	93.9%	94.7%	96.2%	96.5%	94.8%	95.3%	95.5%	94.5%	94.8%	94.6%	94.7%
Post-IPO	82.0%	87.4%	89.7%	91.9%	92.2%	92.4%	89.7%	90.5%	90.9%	90.5%	91.1%	91.4%	92.7%
Q3-2004 Acquisitions			95.2%	94.3%	93.7%	94.3%	91.9%	92.5%	92.1%	91.5%	92.1%	91.4%	90.2%
Q4-2004 Acquisitions				92.0%	92.0%	91.5%	90.2%	93.2%	97.1%	97.1%	97.1%	97.1%	93.4%
Q1-2005 Acquisitions					91.6%	91.6%	91.6%	91.6%	91.6%	91.6%	92.2%	94.0%	94.0%
Q2-2005 Acquisitions						97.4%	97.3%	95.6%	95.6%	95.6%	93.8%	95.5%	95.5%
Q3-2005 Acquisitions							42.0%	42.0%	42.5%	44.7%	41.3%	49.4%	47.0%
Q4-2005 Acquisitions								94.5%	94.5%	90.3%	89.9%	89.9%	94.0%
Q1-2006 Acquisitions									88.4%	91.2%	91.2%	91.5%	93.5%
Q2-2006 Acquisitions										83.4%	91.7%	89.2%	93.4%
Q3-2006 Acquisitions											68.6%	68.7%	70.2%
Q4-2006 Acquisitions												82.0%	80.7%
Q1-2007 Acquisitions													94.3%

Total Portfolio	91.6%	91.5%	93.7%	93.8%	94.2%	94.9%	87.7%	89.3%	89.6%	88.7%	87.9%	88.1%	88.8%

[1]	Percentage leased excludes sold properties.

Quarterly Supplemental Disclosure
March 31, 2007
LEASING ANALYSIS

3 months ended
Leasing Production[1]	March 31, 2007
New and Renewal Leases
Square footage of new and renewal leases	444,568
Number of new and renewal leases commencing	48
Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	371,556
Square footage of terminated leases	12,988

Total — expired/early renewal/terminated leases	384,544

Net Absorption	60,024

New Leases
New square footage	170,226
Number of new leases commencing	20

Rental Change — Cash[2]
New base rent [3]	$8.68
Percentage change in base rent	14.7%

Rental Change — GAAP[2]
New base rent	$9.12
Percentage change in base rent	14.2%

Average capital cost per square foot	$7.18
Average downtime between leases (months)	13.1
Average lease term (months)	40.0

Renewal Leases
Square footage of renewal leases	274,342
Number of renewal leases commencing	28
Retention rate	74%

Suburban MD	72%
Northern VA	72%
Southern VA	75%

Rental Change — Cash
New base rent [3]	$8.98
Expiring base rent	$8.17
Percentage change in base rent	9.9%

Rental Change — GAAP
New base rent	$9.37
Expiring base rent	$8.71
Percentage change in base rent	7.6%

Average capital cost per square foot	$2.27
Average lease term (months)	39.3

[1]	Includes 44,287 square feet of leases and associated costs for leases signed in 1st quarter for subsequent periods, of which 34,942 square feet will commence in Q2 2007 and 9,345 square feet will commence in Q3 2007.

[2]	Quarter lease comparison based on eight leases totaling 60,552 square feet.

[3]	Calculated based on first-year rent.

Quarterly Supplemental Disclosure
March 31, 2007
PORTFOLIO BY SIZE

			% of Total		% of
Square Feet Under	Number of	Leased Square	Square Feet	Annualized	Annualized	Base Rent[1]
Lease	Leases	Feet	Leased	Base Rent[1]	Base Rent[1]	per SF
0-4,999	370	903,042	9.4%	$10,225,411	11.3%	$11.32
5,000-9,999	168	1,177,718	12.2%	12,262,535	13.5%	10.41
10,000-14,999	87	1,038,165	10.8%	11,413,148	12.6%	10.99
15,000-19,999	38	645,005	6.7%	5,828,018	6.4%	9.04
20,000-24,999	24	531,302	5.5%	5,968,309	6.6%	11.23
25,000-29,999	19	504,174	5.2%	6,594,612	7.3%	13.08
30,000-34,999	19	616,311	6.4%	4,738,877	5.2%	7.69
35,000-39,999	13	476,502	4.9%	3,284,325	3.6%	6.89
40,000-44,999	6	249,770	2.6%	2,310,290	2.5%	9.25
45,000-49,999	10	465,049	4.8%	3,832,578	4.2%	8.24
50,000-54,999	3	159,108	1.7%	2,101,192	2.3%	13.21
55,000-59,999	2	114,805	1.2%	1,696,216	1.9%	14.77
60,000-64,999	4	246,072	2.6%	3,052,170	3.4%	12.40
65,000-69,999	2	135,321	1.4%	603,020	0.7%	4.46
70,000-74,999	2	143,860	1.5%	858,457	0.9%	5.97
90,000-94,999	1	94,950	1.0%	559,256	0.6%	5.89
100,000-104,999	1	104,218	1.1%	1,158,424	1.3%	11.12
105,000-109,999	1	107,320	1.1%	1,025,714	1.1%	9.56
115,000-119,999	2	233,619	2.4%	2,656,489	2.9%	11.37
120,000-124,999	6	732,078	7.6%	5,318,192	5.9%	7.26
125,000-129,999	1	127,108	1.3%	603,763	0.7%	4.75
155,000-159,999	1	158,400	1.6%	1,047,024	1.2%	6.61
215,000-219,999	2	431,135	4.5%	2,842,893	3.1%	6.59
240,000-244,999	1	240,000	2.5%	720,000	0.8%	3.00

Total	783	9,635,032	100.0%	$90,700,913	100.0%	$9.41

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2007
MARKET CONCENTRATION
Market Concentration by Square Footage

	Maryland			Northern VA	Southern VA			Total
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal

Single-tenant industrial	—	2.3%	2.3%	2.1%	—	—	—	4.4%
Multi-tenant industrial	—	7.7%	7.7%	13.7%	5.9%	12.5%	18.4%	39.8%
Flex	6.3%	9.1%	15.4%	9.6%	7.7%	14.5%	22.2%	47.2%
Office	0.8%	1.2%	2.0%	1.0%	—	3.7%	3.7%	6.7%
Retail	—	1.9%	1.9%	—	—	—	—	1.9%

Total	7.1%	22.2%	29.3%	26.4%	13.6%	30.7%	44.3%	100.0%

Market Concentration by Annualized Rent

	Maryland			Northern VA	Southern VA			Total
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal

Single-tenant industrial	—	2.3%	2.3%	2.4%	—	—	—	4.7%
Multi-tenant industrial	—	6.6%	6.6%	16.0%	4.1%	6.7%	10.8%	33.4%
Flex	6.9%	11.6%	18.5%	14.1%	6.7%	12.7%	19.4%	52.0%
Office	1.0%	2.0%	3.0%	1.4%	—	4.1%	4.1%	8.5%
Retail	—	1.4%	1.4%	—	—	—	—	1.4%

Total	7.9%	23.9%	31.8%	33.9%	10.8%	23.5%	34.3%	100.0%

Quarterly Supplemental Disclosure
March 31, 2007
PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

					Percentage
				Annualized	of
	Number of		Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Cash Basis	Base Rent[1]
Maryland	61	3,187,158	89.3%	$28,844,368	31.8%
Baltimore	22	775,702	84.7%	7,166,069	7.9%
Suburban MD	39	2,411,456	90.8%	21,678,299	23.9%

Northern VA	48	2,868,509	90.9%	30,705,843	33.9%

Southern VA	51	4,797,747	87.2%	31,150,702	34.3%
Richmond	25	1,457,556	93.4%	9,771,819	10.8%
Norfolk	26	3,340,191	84.5%	21,378,883	23.5%

Total	160	10,853,414	88.8%	$90,700,913	100.0%

PORTFOLIO BY PROPERTY TYPE

					Percentage
				Annualized	of
	Number of		Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Cash Basis	Base Rent[1]
Single-tenant industrial	4	482,182	100.0%	$4,333,889	4.8%
Multi-tenant industrial	37	4,316,422	95.2%	30,328,281	33.4%
Flex	104	5,121,850	81.5%	47,127,964	52.0%
Office	14	731,610	92.5%	7,683,706	8.5%
Retail	1	201,350	96.6%	1,227,073	1.3%

Total	160	10,853,414	88.8%	$90,700,913	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[2]	Portfolio
Triple net	485	6,930,733	71.9%
Industrial gross	120	888,184	9.2%
Full service	178	1,816,115	18.9%

Total	783	9,635,032	100.0%

[1]	Triple-net equivalent.

[2]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
March 31, 2007
MARYLAND REGION

		Total Square	% of	%
	Buildings	Feet	Total	Leased
Suburban MD
15 Worman’s Mill Court	1	39,966	1.3%	100.0%
20270 Goldenrod Lane	1	24,468	0.8%	96.1%
4451 Georgia Pacific Boulevard	1	169,750	5.3%	100.0%
4612 Navistar Drive	1	215,085	6.7%	100.0%
6900 English Muffin Way	1	165,690	5.2%	100.0%
7561 Lindbergh Drive	1	36,000	1.1%	100.0%
Airpark Place	3	82,178	2.6%	75.1%
Ammendale Commerce Center	2	53,611	1.7%	100.0%
Campus at Metro Park North	4	190,238	6.0%	100.0%
Gateway 270 West	6	255,460	8.0%	59.9%
Gateway Center	2	44,307	1.4%	100.0%
Girard Business Center	3	123,900	3.9%	66.1%
Girard Place	4	175,217	5.5%	100.0%
Glenn Dale Business Center	1	315,191	9.9%	99.2%
Indian Creek Court	4	185,496	5.8%	84.2%
Old Courthouse Square	1	201,350	6.3%	96.6%
Patrick Center	1	66,659	2.1%	90.8%
West Park	1	28,950	0.9%	87.9%
Woodlands Business Center	1	37,940	1.2%	79.7%

Total	39	2,411,456	75.7%	90.8%

Baltimore
Deer Park	4	171,140	5.4%	79.3%
Gateway West	4	110,107	3.5%	79.7%
Owings Mills Business Center	4	87,148	2.7%	97.6%
Owings Mills Commerce Center	2	132,765	4.2%	82.9%
Rumsey Center	4	134,356	4.2%	83.6%
Snowden Center	4	140,186	4.3%	89.8%

Total	22	775,702	24.3%	84.7%

Grand Total	61	3,187,158	100.0%	89.3%

Quarterly Supplemental Disclosure
March 31, 2007
MARYLAND REGION
LEASE EXPIRATIONS

				% of
Year of	SF of			Annual	Base
Lease	Expiring	% of	Annual Base	Base	Rent[1]
Expiration	Leases	Total SF	Rent[1]	Rent[1]	per SF
Vacant	340,623	10.7%	$—	—	$—
MTM	30,200	0.9%	316,310	1.1%	10.47
2007	315,548	9.9%	3,106,976	10.8%	9.85
2008	367,841	11.5%	4,188,921	14.5%	11.39
2009	490,337	15.4%	4,663,286	16.2%	9.51
2010	449,606	14.1%	4,111,688	14.3%	9.15
2011	453,175	14.2%	4,005,884	13.9%	8.84
2012	168,778	5.4%	2,072,565	7.2%	12.28
2015	571,050	17.9%	6,378,738	22.0%	11.17

Total
	3,187,158	100.0%	$28,844,368	100.0%	$10.13

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2007
NORTHERN VIRGINIA REGION

		Total
		Square	% of	%
	Buildings	Feet	Total	Leased
13129 Airpark Road	1	149,795	5.2%	100.0%
15395 John Marshall Highway	1	123,777	4.3%	100.0%
403/405 Glenn Drive	2	197,201	6.9%	80.9%
Alexandria Corporate Park	1	278,130	9.7%	84.2%
Aquia Commerce Center I & II	2	64,488	2.2%	100.0%
Davis Drive	1	52,581	1.8%	70.7%
Enterprise Center	4	188,941	6.6%	81.9%
Gateway Centre	3	99,607	3.5%	86.1%
Herndon Corporate Center	4	127,088	4.4%	98.6%
Interstate Plaza	1	107,320	3.7%	100.0%
Linden Business Center	3	108,237	3.8%	81.8%
Newington Business Park Center	7	254,242	8.9%	91.1%
Plaza 500	2	507,602	17.7%	98.5%
Prosperity Business Center	1	71,572	2.5%	92.5%
Reston Business Campus	4	82,469	2.9%	94.0%
Tech Court	2	64,064	2.2%	77.0%
Van Buren Business Park	5	109,310	3.8%	90.2%
Windsor at Battlefield	2	154,226	5.4%	83.1%
Sterling Park Business Center	2	127,859	4.5%	96.9%

Total	48	2,868,509	100.0%	90.9%

Quarterly Supplemental Disclosure
March 31, 2007
NORTHERN VIRGINIA REGION
LEASE EXPIRATIONS

				% of
	SF of			Annual	Base
	Expiring	% of	Annual Base	Base	Rent[1]
Year of Lease Expiration	Leases	Total SF	Rent[1]	Rent[1]	per SF
Vacant	262,302	9.1%	$—	—	$—
MTM	1,500	0.1%	11,031	—	7.35
2007	371,916	13.0%	4,460,401	14.5%	11.99
2008	309,721	10.8%	3,572,171	11.6%	11.53
2009	435,452	15.2%	4,812,828	15.7%	11.05
2010	472,163	16.5%	5,668,089	18.5%	12.00
2011	317,106	11.1%	3,944,551	12.8%	12.44
2012	291,300	10.2%	2,776,270	9.0%	9.53
2013	130,503	4.5%	2,454,043	8.0%	18.80
2014	145,817	5.0%	1,176,398	3.9%	8.07
2015	84,881	3.0%	898,146	2.9%	10.58
2016	45,848	1.5%	931,915	3.1%	20.33

	2,868,509	100.0%	$30,705,843	100.0%	$10.70

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2007
SOUTHERN VIRGINIA REGION

		Total	% of	%
	Buildings	Square Feet	Total	Leased
Richmond
Virginia Center	1	118,884	2.5%	95.9%
River’s Bend Center	4	492,200	10.3%	93.2%
Northridge I, II	2	140,390	2.9%	100.0%
Airpark Business Center	2	42,142	0.9%	83.6%
Chesterfield Business Center	8	189,871	4.0%	99.3%
Hanover Business Center	4	183,069	3.8%	97.5%
Park Central	3	204,280	4.3%	78.1%
Pine Glen	1	86,720	1.7%	100.0%

Total	25	1,457,556	30.4%	93.4%

Norfolk
1000 Lucas Way	2	182,175	3.8%	91.5%
1400 Cavalier Boulevard	3	299,963	6.3%	100.0%
1434 Crossways Boulevard	2	220,501	4.6%	100.0%
Enterprise Parkway[1]	1	421,100	8.8%	10.0%
Coast Guard Building	1	61,992	1.3%	100.0%
Crossways Commerce Center I	1	348,615	7.3%	95.5%
Crossways Commerce Center II	2	147,736	3.1%	100.0%
Crossways I	1	143,398	3.0%	85.1%
Crossways II	1	85,004	1.8%	100.0%
Diamond Hill Distribution Center	4	712,550	14.9%	99.8%
Gateway II	1	42,429	0.9%	85.9%
Greenbrier Circle Corporate Center	2	229,163	4.7%	95.7%
Greenbrier Technology Center I	1	95,843	1.9%	82.6%
Greenbrier Technology Center II	1	79,684	1.7%	99.0%
Norfolk Business Center	1	90,682	1.9%	97.6%
Norfolk Commerce Park II	1	128,147	2.6%	74.2%
1408 Stephanie Way	1	51,209	1.0%	64.6%

Total	26	3,340,191	69.6%	84.5%

Grand Total	51	4,797,747	100.0%	87.2%

[1]	Formerly 2000 Gateway Boulevard.

Quarterly Supplemental Disclosure
March 31, 2007
SOUTHERN VIRGINIA REGION
LEASE EXPIRATIONS

	SF of			% of
	Expiring	% of	Annual Base	Annual	Base Rent[1]
Year of Lease Expiration	Leases	Total SF	Rent[1]	Base Rent[1]	per SF
Vacant	615,457	12.8%	$—	—	$—
MTM	27,761	0.6%	237,882	0.8%	8.57
2007	562,213	11.7%	3,614,568	11.6%	6.43
2008	772,994	16.1%	5,471,090	17.6%	7.08
2009	774,314	16.1%	5,692,128	18.3%	7.35
2010	404,603	8.4%	3,571,711	11.5%	8.83
2011	1,273,314	26.5%	9,340,303	30.0%	7.34
2012	128,294	2.7%	1,232,746	4.0%	9.61
2013	64,466	1.3%	784,280	2.5%	12.17
2014	55,821	1.2%	566,781	1.8%	10.15
2015	13,360	0.3%	75,829	0.2%	5.68
2017	105,150	2.3%	563,384	1.7%	5.36

Total	4,797,747	100.0%	$31,150,702	100.0%	$7.45

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2007
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and including gains (or losses) from debt restructuring and excluding gain on sale of property. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.
First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.